Exhibit 99.3 - Display Solutions for Advanced Technology - January 8, 2002 Needham Fourth Annual Growth Conference


-------------------------------------------

Slide 1

NYSE:  TFS

Jack L. Saltich
Chief Executive Officer

Jeffrey D. Buchanan
Chief Financial Officer

Three-Five Systems, Inc.
     Display Solutions for Advanced Technology
     Tempe, Arizona
     www.threefive.com


-------------------------------------------

Slide 2

Included in this material are certain predictions, estimates and other forward-looking statements. They are subject to risks and uncertainties that could cause the actual results to differ materially. Such risks and uncertainties include customer and market concentration, increased competition, supplier difficulties, and other similar issues. These risks and uncertainties, as well as other important factors relating to our business, are described in the Company's filings with the SEC, including its 10K.


-------------------------------------------

Slide 3

TFS Company Overview


Global Custom Display Solutions Provider

     Design, Sales Support, Manufacturing Capability


Full Portfolio of Display Technology

     STN, CSTN, TFT, OLEDs, Microdisplays


Engaged in Large Growing Markets

     Served Direct View Display Market: $7B+

     Microdisplay Market: $3B+


Focus on Diversification


-------------------------------------------

Slide 4


Custom Displays - How We Win

     Fulfill Customer Needs for Differentiation and Time to Market


Research and Development: US

Engineering Support & Design Centers: US, China, Europe

Manufacturing Glass: China

Module Assembly: China, Philippines

Sales Support: US, China, Singapore, Europe, Taiwan, Korea, Japan, Brazil


-------------------------------------------

Slide 5


Served Core Business Market

     Dollars in billions

                                      2001            2002            2003             2004          2005
Industrial/Medical                   1.232           1.279            1.36            1.438         1.523
Consumer                             1.787           1.779            2.08            2.308         2.465
Cellular                             3.538           4.064           4.233            4.450         4.834

Cellular
Consumer
Industrial/Medical

Source: SRI, various industry resources


--------------------------------------------

Slide 6

Wireless Handset Market**

     millions of units

                           2001           2002           2003            2004*
Cell Phones                 380            425            467             532

*20%-30% Color
Various Industry Sources

--------------------------------------------

Slide 7

Company Diversification


New Markets

     auto, industrial, medical


New Customers

     70% to 80% of 2000/2001 Design Wins were new customers


New Technologies

     migration to color displays

     OLED design wins 2002


-------------------------------------------

Slide 8


OLED Market Value

                     1999        2000        2001       2002        2003        2004        2005         2006        2007
Active                  0            0           0      .39878      5.8748     44.6987     145.455     301.2175     515.657
Passive             16.72      29.4332     84.0267    181.4109    356.7979    555.7767    780.0925     953.5092    1074.562

Source: iSuppli / Stanford Resources


-------------------------------------------

Slide 9

Bringing OLEDs to Market


Three-Five Systems

     51%

         Asia Module Manufacturing


DuPont Displays

     49%

         OLED Glass - Ritek


Three-D OLED

     Sales

     Design Engineering

Customer

-------------------------------------------

Slide 10

Increasing Display Value

INFORMATION CONTENT


Direct View LCDs

     Segmented

         Household Audio

     Dot Matrix

         Household Appliance

         Audio Equipment

         Dashboard Display

         Cell Phones

     Graphics

         Phones

         Video Games

         Electronic

         POS Terminals

         MP3 Players


Microdisplays

     Internet

         Portable Communications

         PDAs

         Network Appliances

     High Definition Projection TV

         Large Computer Monitors

         Front Projectors


Graphic:  x-axis: Resolution - Time - Market Size

            y-axis: Price


--------------------------------------------

Slide 11


LCoS Microdisplay

     Leverage Two Major Technologies

     -   Liquid Crystal

     -   Silicon CMOS


Glass

Liquid Crystal

Silicon CMOS

--------------------------------------------

Slide 12


LCoS Microdisplay Markets


Digital Television - 1,000,000 - 2,000,000 Pixels

Multi-media Projectors - 1,300,000 - 2,000,000 Pixels

Large Format Monitors - 1,300,000 - 5,000,000 Pixels

Mobile Internet Appliances - 500,000 Pixels


--------------------------------------------

Slide 13


Microdisplay Market Opportunity

                                             2002         2003           2004         2005
                                             ----         ----           ----         ----
Rear Projection Systems                      .125        1.035           1.64         1.95
(Monitors / DTV)
Front Projection Systems                      .35           .9          1.115         1.45
(Office / Home)
Mobile Internet Appliances                    .39         .995          1.366          1.9
(Headsets / Phones)

Source: Stanford Resources, MacLaughlin Associates, and Industry Sources


-------------------------------------------

Slide 14

LCoS Microdisplay Evolution


Better Performance

     Brighter

     More Contrast

     More Uniform

     Less Artifacts


Better Support Electronics

     More Integrated

     Less Costly

     Easier to Use


More Pixels:  1.3M, 2M, 5M

Smaller Pixels:  1.3M, 1.3M

-------------------------------------------

Slide 15

LCoS Microdisplay Support Electronics

ASIC                      ASIC                   6 Custom ASICS                                Less Expensive
ASIC                      ASIC                   10 Support ICs                                Smaller
ASIC                      ASIC                                                                 Lower Power
Gen 1                                                                                          Higher Performance

                                                 ASIC                   1 Custom ASIC
                                                                        5 Support ICs          Gen 2

                                  Image Quality

          2001                    2002                   2003                   2004                   2005


-------------------------------------------

Slide 16

LCoS Microdisplay Roadmap


-    HDTV / Monitor

-    Projector

-    Mobile Internet Appliance

Time                            2000                        2001                          2002
                                ----                        ----                          ----
Resolution            SXGA - 1.3M, .78"
                      SVGA - 5M, .43
                                                 WUXGA - 2.3M, .85"
                                                 XGA - .78M, .53"
                                                       720P - 1M, .7"
                                                                              SXGA+ - 1.5M, .72"
                                                                                      QSXGA - 5M, .85"


-------------------------------------------

Slide 17


Intellectual Property Focus

                                               TFS IP                  TFS IP                TFS IP
                                             Thru 1999               2000/2001                Total
Patents Issued                                    5                        4                      9
Patents Pending                                  12                       29                     41
Patent Disclosures                               16                       24                     40
Inventors Active in the Patent Process            6                       28                     --

-------------------------------------------

Slide 18


Partnering for the Future


Mitsui & Co., Ltd.

DuPont Displays

RCA

Synaptics - The Human Interface Company

ST

ADO - Advanced Digital Optics

UMC


Graphic:   logo of each company list on slide


-------------------------------------------

Slide 19


TFS Company Summary


-    Global Custom Display Solutions Provider

-    Full Portfolio of Display Technology

-    High Growth Markets: Wireless Handset LCDs and Microdisplays

-    Focus on Diversification of Customer Base and Markets


-------------------------------------------

Slide 20


Finance


-------------------------------------------

Slide 21


Financial History


Sales Revenue ($ millions)

     1998:      95.0

     1999:     147.4

     2000:     160.7

     2001:     116.0(1)

Net Income ($ millions)

     1998:       2.6

     1999:       6.9

     2000:      14.8

     2001:     [13.6](1)(2)


1    Based on analyst estimates

2    Proforma


-------------------------------------------

Slide 22


ASP Trend


Units Shipped (in millions)


Q3 2000          3.2

Q4 2000          3.2

Q1 2001          3.7

Q2 2001          2.8

Q3 2001          3.3


Total Revenue (in millions)


Q3 2000         40.2

Q4 2000         36.4

Q1 2001         35.6

Q2 2001         25.0

Q3 2001         26.6


--------------------------------------------

Slide 23


Income Statement

     ($ in millions)

                                                                               (Proforma)
                               1999             2000           Q1-2001           Q2-2001           Q3-2001
Revenue                       $147.4          $160.7            $35.6           $ 25.0             $ 26.6
Gross Margin                    29.8            36.0              4.4             (4.3)              (0.9)
                                20.2%           22.4%            12.3%           (17.3)%             (3.2)%
SGA                             11.2             9.5              2.5              2.7                2.4
                                 7.6%            5.9%             7.0%            10.8%               9.2%
RD&E                             8.7            13.3              3.7              4.1                4.2
                                 5.9%            8.3%            10.4%            16.5%              15.9%

Operating Income                 9.9            13.2             (1.8)           (11.1)              (7.5)
                                 6.7%            8.2%              --               --                 --
Net Income                    $  6.9          $ 14.8            $ 0.2           $ (6.3)            $ (4.0)
                                 4.7%            9.2%              --               --                 --
EPS (diluted)                 $ 0.43          $ 0.69            $0.01           $(0.29)            $(0.19)


-------------------------------------------

Slide 24


Financial Model Long Term

                            Total
                            -----
Revenue                     100%
Gross Margin                 30%
SGA                           3%
R&D                           7%
Operating Income             20%
Net Income                   14%


-------------------------------------------

Slide 25


Balance Sheet

     ($ millions)

                                   September 30, 2001
                                   ------------------
Assets:
     Cash and Investments                $150.4
     Inventory                             17.9
     Accounts Receivable                   20.4
     PP&E and Other                        60.4
         Total                           $249.1

Liabilities & Equity:
     Short Term Liabilities                19.5
     Deferred Taxes                         4.5
     Capital                              191.8
     Retained Earnings                     33.3
         Total                           $249.1


-------------------------------------------

Slide 26


Three-Five Systems, Inc.

     NYSE